DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund

Supplement to the Fund’s Class A, Class B, Class C
and Class R

Summary and Statutory Prospectuses dated January 28, 2012
(the “Prospectuses”)

The following replaces the paragraph immediately following the bar chart in the Prospectuses under “How has the Delaware Smid Cap Growth Fund performed”.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 18.56% for the quarter ended June 30, 2003 and its lowest quarterly return was -25.85% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

The following replaces the average annual total return table found in the Prospectuses under “How has Delaware Smid Cap Growth Fund performed?”.

Average annual total returns for periods ended December 31, 2011

			10 years
	1 year	5 years	or lifetime
Class A return before taxes	1.77%	5.41%	5.82%
Class A return after taxes on distributions	0.86%	4.15%	5.02%
Class A return after taxes on distributions and sale of Fund shares	1.69%	4.20%	4.83%
Class B return before taxes	3.22%	5.64%	5.86%
Class C return before taxes	6.21%	5.88%	5.69%
Class R return before taxes (lifetime: 06/03/03–12/31/11)	7.75%	6.45%	9.18%
Russell 2500® Growth Index (reflects no deduction for fees, expenses, or taxes)	-1.57%	2.89%	5.23%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Please keep this Supplement for future reference.

This Supplement is dated May 23, 2012.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.